UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 5, 2023

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Appointment and Departure of Certain Officers.

Departure of Chief Legal Officer

Ms. Nancy Lipson, Executive Vice President and Chief Legal Officer of Newmont Corporation (the “Company” or "Newmont"), is expected to be departing the Company, effective June 30, 2023.

The Company and its Board of Directors wish to extend thanks to Ms. Lipson for her numerous and valuable contributions to the Company during her 18 years at Newmont, including dedicated leadership of the legal and land functions and steadfast stewardship of Newmont’s values and global ethics and compliance programs.

In connection with the transition of the Chief Legal Officer position, Ms. Lipson will be entitled to receive severance benefits in accordance with the Company’s previously disclosed Executive Severance Plan at the E3 level. Effective June 30, 2023, Mr. Mark Ebel will serve as interim Chief Legal Officer until a permanent successor is selected. Mr. Ebel currently serves as Vice President & Associate General Counsel and has over 11 years of service with the Company. Mr. Ebel has held responsibilities within the legal function for mergers and acquisitions and a variety of transactional and compliance matters. Prior to joining Newmont, he was Chief Financial Officer and General Counsel at Eyeris Inc. and a Partner at Holland & Hart LLP.

Appointment of Principal Accounting Officer

Mr. Joshua Cage has been appointed to the role of Group Head – Accounting (Principal Accounting Officer), effective as of August 1, 2023.

As disclosed in the Company’s Form 10-Q, as filed with the SEC on November 1, 2022, Mr. Cage was previously appointed to serve as interim Controller and Chief Accounting Officer (Principal Accounting Officer). Mr. Cage has over 19 years of service with the Company, including as Assistant Controller, Senior Director, Business Planning, Site Controller – Indonesia and Director, Technical Accounting and SEC Reporting. Prior to joining Newmont, he held audit manager and senior auditor roles at Ernst & Young and KPMG, respectively.

In this role, Mr. Cage will participate in the Company’s standard compensation programs at the E5 level. There are no other arrangements or understandings related to his appointment to the principal accounting officer role between Mr. Cage and any other persons. Mr. Cage does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Cage has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: June 7, 2023

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